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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               September 30, 2004

                            ------------------------


                        WIRELESS FRONTIER INTERNET, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

               000-08281                               76-0402866
        (COMMISSION FILE NUMBER)          (I.R.S. EMPLOYER IDENTIFICATION NO.)

                            104 West Callaghan Street
                           Fort Stockton, Texas 79735
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (432) 336-0336
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                  Fremont Corp.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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      Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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       Section 4--Matters Related to Accountants and Financial Statements

Item 4.01   Changes in Registrant's Certifying Accountant

      On September 30, 2004, Wireless Frontier Internet, Inc. (the "Company") appointed Burton McCumber & Cortez, L.L.P. as the independent accounting firm to audit the financial statements of the Company for the year ended December 31, 2004, and Pollard-Kelley Auditing Services, Inc. (the "Former Accountants") resigned from that position. This decision was approved by the Board of Directors on September 30, 2004.

      There were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of the Former Accountants, would have caused them to make reference to the subject matter of the disagreement in their report. None of the Former Accountants' reports on the Company's financial statements for either of the past two years contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles.

      There were no reportable events in accordance with Item
304(a)(1)(iv)(A)-(E) of Regulation S-B.

      The Company has requested the Former Accountants to provide a letter as promptly as possible addressed to the Securities and Exchange Commission in accordance with Item 304(a)(3) of Regulation S-B, stating whether they agree with the statements made by the Company in this Report, and, if not, stating the respects in which they do not agree. The Company will file the letter from the Former Accountants as an exhibit to this Report in accordance with Item 304(a)(3) of Regulation S-B.

                 Section 5--Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 6, 2004, the Company issued a press release announcing several management changes, including the resignation of Jasper Knabb as the Company's President and Director, effective October 4, 2004, and the resignation of James Bentley King as the Company's Director, effective September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated in this Item 5.02 by reference.

                  Section 9--Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

16.1 Letter from Pollard-Kelley Auditing Services, Inc. addressed to the Securities and Exchange Commission in accordance with Item 304(a)(3) of Regulation S-B.*

99.1        Press Release dated October 6, 2004.+

* To be filed by amendment in accordance with Item 304(a)(3) of Regulation S-B. + Filed herewith.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WIRELESS FRONTIER INTERNET, INC.
                                 -----------------------------------------
                                 (Registrant)


                                 By: /s/ Alex J. Gonzalez
                                    --------------------------------------
                                 Name:   Alex J. Gonzalez
                                 Title:  Chief Executive Officer


Date:  October 6, 2004